LOOMIS SAYLES STRATEGIC ALPHA FUND

Supplement dated February 20, 2019 to the Statement of Additional Information of the Loomis Sayles Strategic Alpha Fund

(the “Fund”), dated May 1, 2018, as may be revised or supplemented from time to time.

Effective immediately, the second paragraph in the subsection entitled “Tax Implications of Certain Fund Investments” within the section entitled “Taxes” is replaced with the following:

A Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swap agreements, structured notes, securities loans and certain other transactions may be subject to one or more special tax rules (including mark-to-market, constructive sale, straddle, notional principal contract, wash sale, short sale and other rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, or cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and/or character of distributions to Fund shareholders. Moreover, because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.